MANAGED PORTFOLIO SERIES

Kensington Managed Income Fund
Kensington Dynamic Growth Fund
Kensington Active Advantage Fund
(the “Funds”)

Supplement dated July 12, 2022 to the Prospectus for the Funds dated March 19, 2022, as amended

The following language is hereby added the section entitled “How to Purchase Shares” beginning on page 26 of the Prospectus:
Class C Shares of the Funds purchased through the Funds’ transfer agent are eligible to convert automatically to Class A Shares after eight years, based on the original purchase date. Conversions are scheduled to occur on the third business day of the month following the eighth anniversary of the month on which the purchase was made, without the imposition of any sales load (including a CDSC), fee, or other charge. Class C Shares acquired through reinvestment of dividends or capital gain distributions will convert at the time the associated shares convert. If you purchased your shares through a financial intermediary please contact your financial intermediary for information regarding their procedures for share class conversions.

This Supplement should be retained with your Prospectus for future reference.
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